UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Pzena Investment Management, Inc.

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Investment Management PZENA INVESTMENT MANAGEMENT, INC. 320 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10022 Your Vote Counts! PZENA INVESTMENT MANAGEMENT, INC. 2022 Annual Meeting Vote by May 17, 2022 11 :59 PM ET You invested in PZENA INVESTMENT MANAGEMENT, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. Get informed before you vote View the Notice & Proxy Statement, Form 1 0-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number Vote in Person at the Meeting* May 18, 2022 10:00 AM EDT Pzena Investment Management, Inc. 320 Park Avenue 8th Floor New York, NY 1 0022 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Richard S. Pzena 02) John P. Goetz 03) William L. Lipsey 04) Steven M. Galbraith 05) Joel M. Greenblatt 06) Richard P. Meyerowich 07) Charles D. Johnston 08) Shavar D. Jeffries 09) Chenyu Caroline Cai Board Recommends 0 For 2. Ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for our Company for our fiscal year OF ending December 31, 2022. or NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery".